MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND

                    MFS(R) INTERNATIONAL STRATEGIC VALUE FUND

                      Supplement to the Current Prospectus

The second sentence under "Distribution and Service Fees" is hereby replaced in its entirety by the following sentence:

     These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee); and 1.00% for each of Class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes.

                 The date of this Supplement is April 23, 2004.